SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2012

___________________

GREEN GLOBAL INVESTMENTS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	90-0866368
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2200 Lucien Way, Suite 350

Maitland, FL  32751

 (Address of Principal Executive Offices)

(407)875-9989

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to factors described under “Risk Factors” contained in our 2011 Annual Report on Form 10-K and 2012 Quarterly Reports on Form 10-Q.

Explanatory Note

On September 14, 2012, Green Global Investments, Inc., a Florida corporation (“Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the Company’s acquisition of 90% of the capital stock of International Care Management Services Ltd, Inc. (a Washington, USA Corporation) and 90% of the capital stock of 2040177 Ontario Ltd. (an Ontario, Canada Corporation).  We are filing this amendment to the Original Form 8-K to include the required financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

International Care Management Services, Ltd., Inc.

Report of Independent Registered Public Accounting Firm

Financial Statements

Balance Sheets

Statements of Operations

Statement of Stockholders’ Deficit

Statements of Cash Flows

Notes to Financial Statements

2040177 Ontario Ltd.

Report of Independent Registered Public Accounting Firm

Financial Statements

Balance Sheets

Statements of Operations

Statement of Stockholders’ (Deficit) Equity

Statements of Cash Flows

Notes to Financial Statements

(b) Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

GREEN GLOBAL INVESTMENTS, INC.

By:	/s/ Richard A. Asta
Richard A. Asta
Chief Executive Officer

Dated: November 26, 2012

(a) Financial Statements of Business Acquired

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of International Care Management Services

We have audited the accompanying balance sheets of International Care Management Services as of December

31, 2011 and 2010, and the related statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2010 and 2011. International Care Management Services’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Care Management Services as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years ended December 31, 2011 and 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has suffered recurring losses from operations, net capital deficiencies, and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

De Leon & Company, P.A.

Pembroke Pines, Florida

November 24, 2012

INTERNATIONAL CARE MANAGEMENT SERVICES LTD

BALANCE SHEETS

	As of December 31,
	2010	2011
ASSETS

Current Assets
Cash	$2,694	$107
Accounts Receivable	875	875
Prepaid Expenses	-	1060
Total Current Assets	3,569	2,042

Other Assets
Deferred Charges	99,651	42,372
Total Assets	$103,220	$44,414

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$1,050	$(642)
Note Payable	81,121	81,121
Shareholder's Advances	50,114	27,585
Amount Due to Affiliates	460,268	440,747
Total Current Liabilities	592,553	548,811

Stockholders' Equity
Common Stock (no par value; 100,000 common stock issued and outstanding)	10,000	10,000
Accumulated Loss	(434,188)	(499,333)
Net Loss for Current Year	(65,146)	(15,064)
Total Stockholders' Deficit	(489,333)	(504,398)

Total Liabilities and Stockholders' Deficit	$103,220	$44,414

The accompanying notes are an integral part of these financial statements

INTERNATIONAL CARE MANAGEMENT SERVICES LTD

STATEMENT OF OPERATIONS

	For the Year Ended December 31,
	2010	2011
Revenue	$46,570	$82,705
Total Revenues	46,570	82,705

Operating Expenses
Professional Fees	8,005	22,970
Salary Expenses	180	-
General and Administrative	103,587	63,121
Total Operating Expenses	111,772	86,091

Loss from Operations	(65,202)	(3,386)

Interest Income	57	-
Interest Expense	-	(11,678)
Total Other Income	57	(11,678)

Net Loss	$(65,146)	$(15,064)

Basic and Diluted Loss per Share	$(6.51)	$(1.50)
Weighted Average Shares Outstanding	10,000	10,000

The accompanying notes are an integral part of these financial statements

INTERNATIONAL CARE MANAGEMENT SERVICES LTD

STATEMENT OF STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2011

	Common Stock				Total
	$0.1 Par Value				Stockholders
	Number of		Contributed	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficiency)
Balance, December 31,2009	100,000	$10,000	$-	$(434,188)	$(424,188)
Net loss for the year	-	-		(65,146)	(65,146)
Balance, December 31,2010	100,000	10,000	$-	(499,333)	(489,333)

Net loss for the year	-	-		(15,064)	(15,064)
Balance, December 31,2011	100,000	$10,000	$-	$(514,398)	$(504,398)

The accompanying notes are an integral part of these financial statements

INTERNATIONAL CARE MANAGEMENT SERVICES LTD

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2010	2011
Cash Flows from Operating Activities
Net Operating Result for Current Year	$(65,146)	$(15,064)
Reconciled for Non-cash Involved Adjustments
Depreciation and Amortization	-	-
Change in Operating Assets and Liabilities
Accounts Receivable	8,549	-
Deferred Charges	(96,217)	98,591
Accounts Payable and Accrued Expenses	(7,950)	52,152
Cash Used in Operating Activities	(160,763)	135,679

Cash Flows from Investing Activities
Change in Assets	-	-
Cash (used) provided by financing activities	-	-

Cash Flows from Financing Activities
Contribution by Shareholders	-	66,328
Shareholder's Advances	(18,036)	4,508
Cash Sourced from Financing Activities	(18,036)	70,836

Net Increase in Cash	(178,800)	206,515
Cash at Beginning of Year	303	2,694
Cash at End of Year	$2,694	$107

Cash Used for Taxes	$-	$-
Cash Used for Interest	$-	$-

The accompanying notes are an integral part of these financial statements

INTERNATIONAL CARE MANAGEMENT SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

December, 2011 AND 2010

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)

 Organization

International Care Management Services Ltd. (“ICMS-US”) was incorporated under the laws of the State of Washington on September 5, 2002.  The company was formed for the carrying out of the operations of property and facility management under the trade name of “International Care Management Services” (“ICMS”).

Within the context of these notes to financial statements, the use of “ICMS-US”, “Company”, “we”, or “us” hereafter refers to the International Care Management Services Ltd.

(B)

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period.  Actual results could differ from those estimates.

(C)

Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D)

Accounts Receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated credit risk by actively pursuing past due accounts.  As of December 31, 2011 and 2010, there were no bad debts written off.

(E)

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and trade receivables.  The Company places its cash with high credit quality institutions.  At times such amounts may be in excess of the FDIC insurance limits.  The Company has not experienced any losses in such account and believes that it is not exposed to any significant credit risk on the account.  With respect to the trade receivables, the Company performs ongoing credit evaluations of its customers’ financial condition and maintains allowances for potential credit losses.  Actual losses and allowances have historically been within management’s expectations.

(F)

Earnings per Share

Basic and diluted net earnings per common share is computed based upon the weighted average common shares outstanding as defined by FASB ASC Topic 260  "Earnings per Share."   As of December 31, 2011 and 2010, respectively, there were no common share equivalents outstanding.

INTERNATIONAL CARE MANAGEMENT SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

December, 2011 AND 2010

(G)

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740 “Income Taxes”.  Under Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under Topic 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(H)

Property and Equipment

The Company values its property and equipment at cost and depreciates these assets using the straight-line method over their expected useful life.  The Company uses a three to seven-year life for furniture and fixture, and equipment.

(I)

Business Segments

The Company considers its operations as single-segment in the area of property and facility management.

(J)

Revenue Recognition

The Company recognized revenue on arrangements in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” and No. 104,  "Revenue Recognition" .  In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

(K)

Recent Accounting Pronouncements

The Company has adopted all recently issued accounting pronouncements that are applicable to its operations.  The adoption of the accounting pronouncements, including those not yet effective, is not anticipated to have a material effect on the financial position or results of operations of the Company.

NOTE 2.

NOTE PAYABLE

The note was payable to Mancal Lifestyles Inc., an Alberta incorporated corporation, for the support of a principal shareholder to purchase Mancal’s 15% shareholding in the Company.  The note was unsecured, bearing an annual interest rate 7.5% and with a maturity date of July 31, 2014.  The outstanding balance of the principle portion as of December 31, 2011 and 2010 both amounted to $81,121.

NOTE 3.

RELATED PARTY TRANSACTIONS

The Company has received non-interest bearing advances from time to time from its affiliated company in Ontario, Canada.  Such advances are used to fund operating costs, such as payroll and benefits and amounted to $440,747 and $460,268 at December 31, 2011 and 2010, respectively.

The Company has also received non-interest bearing advances from time to time from its major shareholder for paying operating expenses.  The outstanding amounts at December 31, 2011 and 2010 were $27,585 and $50,114, respectively.

INTERNATIONAL CARE MANAGEMENT SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

December, 2011 AND 2010

NOTE 4.

SUBSEQUENT EVENTS

On September 12, 2012, 90% of the outstanding stock was acquired by Green Global Investments, Inc., a Florida, USA corporation.

NOTE 5.

GOING CONCERN

The Company sustained an accumulated net loss of $448,069 up to December 31, 2011.  This raises substantial doubt about its ability to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of 2040177 Ontario LTD

We have audited the accompanying balance sheets of 2040177 Ontario LTD as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ equity, and cash flows for the years ended December 31,

2010 and 2011. 2040177 Ontario LTD’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2040177 Ontario LTD as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years ended December 31, 2011 and 2010, in conformity with accounting principles generally accepted in the United States of America.

De Leon & Company, P.A.

Pembroke Pines, Florida

November 24, 2012

2040177 ONTARIO LTD

BALANCE SHEETS

	As of December 31,
	2010	2011
ASSETS

Current Assets
Cash	$8,734	$16,672
Accounts Receivable	13,866	-
Deferred Charges	7,080	5,950
Total Current Assets	29,679	22,622

Other Assets
Funds Held on Trust	115,113	366,809
Amount Due from Affiliate	462,691	439,141
Fixed Assets, Net	14,112	11,438
Total Assets	$621,596	$840,010

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$308,380	$206,002
Note Payable	124,750	127,238
Note Payable- Related Party	102,044	72,085
Shareholder's Advances	2,377	1,841
Amount Due to Related Party	21,183	21,590
Other Accrued Liabilities	21,884	30,007
Total Current Liabilities	580,618	458,763
Other Liability	115,113	366,809
Long Term Liability	951	-
Total Liabilities	696,682	825,572

Stockholders' Equity
Common Stock (Total 1223 common stock issued and outstanding)	122	122
Accumulated Comprehensive Adjustments	0	2
Accumulated Loss	(29,384)	(75,208)
Net (Loss) Income for Current Year	(45,824)	89,521
Total Stockholders' (Deficit) Equity	(75,086)	14,437

Total Liabilities and Stockholders' Equity	$621,597	$840,010

The accompanying notes are an integral part of these financial statements

2040177 ONTARIO LTD

STATEMENT OF OPERATIONS

	For the Year Ended December 31,
	2010	2011
Revenue	$441,067	$462,407
Total Revenues	441,067	462,407

Operating Expenses
Professional Fees	82,649	85,397
Salary Expenses	255,364	192,810
General and Administrative	179,601	203,035
Marketing Expenses	35,808	28,229
Total Operating Expenses	553,422	509,471

Loss from Operations	(112,355)	(47,064)

Other Income	129,612	169,784
Interest Expense	(62,534)	(23,999)
Total Other Income	67,079	145,785

Income (Loss) Before Income Taxes	(45,276)	98,721
Provision For Income Taxes	-	9,200
Net (Loss) Income	$(45,276)	$89,521

Basic and Diluted earnings per share	$(37.02)	$73.20
Weighted average shares outstanding	1,223	1,223

The accompanying notes are an integral part of these financial statements

2040177 ONTARIO LTD

STATEMENT OF STOCKHOLDERS' (DEFICIT) EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2011

	Common Stock				Total
	No Par Value		Other		Stockholders
	Number of		Comprehensive	Accumulated	Equity
	Shares	Amount	Income/(loss)	Deficit	(Deficiency)
Balance, December 31,2009	1,223	$122	$-	$(29,384)	$(20,561)

Net Loss For The Year	-	-	-	(45,824)	(55,824)
Foreign Currency Translation Loss	-	-	(0)	-	(0)
Balance, December 31,2010	1,223	122	(0)	(75,208)	(75,086)

Net Income For The Year	-	-	-	89,521	89,521
Foreign Currency Translation Loss	-	-	2	-	2
Balance, December 31, 2011	1,223	$122	$2	$14,313	$14,437

The accompanying notes are an integral part of these financial statements

2040177 ONTARIO LTD

STATEMENT OF CASH FLOWS

	For the Year Ended December 31,
	2010	2011
Cash Flows from Operating Activities
Net Operating Result for Current Year	$(45,824)	$89,521
Reconciled for Non-cash Involved Adjustments
Depreciation and Amortization	4,635	2,674
Change in Operating Assets and Liabilities
Accounts Receivable	5,153	13,866
Amount Due from Affiliate	(110,325)	23,550
Deferred Charges	345	1,130
Other Asset - Funds Held on Trust	151,216	(251,696)
Note Payable	(6,830)	2,488
Accounts Payable and Accrued Expenses	155,122	(93,181)
Other Liability - Funds Held on Trust	(151,216)	251,696
Cash Used in Operating Activities	2,275	40,048

Cash Flows from Investing Activities
Change in Assets	-	-
Cash flows (used) provided by investing activities	-	-

Cash Flows from Financing Activities
Common Stock (Total 1223 common stock issued and outstanding)	-	-
Contribution by Shareholders	1,299	(1,510)
Accounts Payable- Shares to be Issued	(1,198)	436
Note Payable- Related Party	(10,052)	(29,959)
Shareholder's Advances	(130)	(536)
Amount Due to Related Party	2,484	406
Long Term Liability	(279)	(951)
Cash flows (used) provided by financing activities	(7,877)	(32,113)

Net Increase in Cash	(5,601)	7,936
Cash at Beginning of Year	14,335	8,734
Cash at End of Year	$8,734	$16,672

Cash used for interest	$-	$-
Cash used for taxes	$-	$-

The accompanying notes are an integral part of these financial statements

2040177 ONTARIO LIMITED

NOTES TO FINANCIAL STATEMENTS

December, 2011 AND 2010

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)

 Organization

2040177 Ontario Limited (“ICMS-Canada) was formed on January 30, 2004 as an Ontario corporation in Canada.  The company was formed for the carrying out of the operations of property and facility management under the trade name of “International Care Management Services” (“ICMS”).

Within the context of these notes to financial statements, the use of “ICMS-Canada”, “Company”, “we”, or “us” hereafter refers to the 2040177 Ontario Ltd.

(B)

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period.  Actual results could differ from those estimates.

(C)

Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D)

Accounts Receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated credit risk by actively pursuing past due accounts.  As of December 31, 2011 and 2010, there were no bad debts written off.

(E)

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and trade receivables.  The Company places its cash with high credit quality institutions.  At times such amounts may be in excess of the FDIC insurance limits.  The Company has not experienced any losses in such account and believes that it is not exposed to any significant credit risk on the account.  With respect to the trade receivables, the Company performs ongoing credit evaluations of its customers’ financial condition and maintains allowances for potential credit losses.  Actual losses and allowances have historically been within management’s expectations.

(F)

Earnings per Share

Basic and diluted net earnings per common share is computed based upon the weighted average common shares outstanding as defined by FASB ASC Topic 260  "Earnings per Share."   As of December 31, 2011 and 2010, respectively, there were no common share equivalents outstanding.

2040177 ONTARIO LIMITED

NOTES TO FINANCIAL STATEMENTS

December, 2011 AND 2010

(G)

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740 “Income Taxes”.  Under Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under Topic 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(H)

Property and Equipment

The Company values its property and equipment at cost and depreciates these assets using a declining-balance method over their expected useful life.  The Company categorizes the furniture and fixture, and phone equipment into 20% pool, computer hardware 30%, and software 100% in the year of purchase.

(I)

Business Segments

The Company considers its operations as single-segment in the area of real estate investment and development.

(J)

Revenue Recognition

The Company recognized revenue on arrangements in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” and No. 104,  "Revenue Recognition"   In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

(K)

Recent Accounting Pronouncements

The Company has adopted all recently issued accounting pronouncements that are applicable to its operations.  The adoption of the accounting pronouncements, including those not yet effective, is not anticipated to have a material effect on the financial position or results of operations of the Company.

NOTE 2.

PROPERTY, PLANT AND EQUIPMENT

As of December 31, 2011 and 2010, the property, plant, and equipment consist of the following:

	2010	2011
Furniture & Fixture, and Phone Equipment, 20% - pool, Cost	$23,529	$23,529
Computer Equipment, 30% - pool, Cost	2,449	2,449
Software, 100% - pool, Cost	595	595
Total Pool, Cost	26,573	26,573
Accumulated Depreciation	12,433	15,336
Net	$14,140	$11,237

Depreciation Expenses for the Year	$3,670	$2,903

2040177 ONTARIO LIMITED

NOTES TO FINANCIAL STATEMENTS

December, 2011 AND 2010

NOTE 3.

NOTE  PAYABLE

To support a principal shareholder to purchase the 15% shareholding in the Company from Mancal Lifestyles Inc, an Alberta incorporated corporation.  An unsecured promissory note in the amount of $127,142, bearing an annual interest rate 7.5% and with a maturity date of July 31, 2014, was created by ICMS-Canada and accepted by Mancal Lifestyles Inc.  The outstanding balance of the principle portion as of December 31, 2011 amounted to $127,238.

NOTE 4.

RELATED PARTY TRANSACTIONS

The Company has received non-interest bearing advances from time to time from one of its principals. Such advances are used to fund operating costs, such as payroll and benefits and amounted to $1,841 at December 31, 2011, and $2,377 at December 31, 2010. The Company has advanced monies to ab affiliated Company owned by a majority stockholder of the Company. Such amounts were $463,691 and $439,141 at December 31, 2011 and 2010, respectively.

NOTE 5

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows ASC 820-10 of the FASB Accounting Standards Codification to measure the fair value of its financial instruments and disclosures about fair value of its financial instruments. ASC 820-10 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, ASC 820-10 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The three (3) levels of fair value hierarchy defined by ASC 820-10 are described below:

•	Level 1: Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
•	Level 2: Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.
•	Level 3: Pricing inputs that are generally unobservable inputs and not corroborated by market data.

In management’s opinion the assets and liabilities of the Company subject to fair market analysis approximate their carrying values.

NOTE 6.

INCOME TAXES

At December 31, 2011, the Company had $9,200 of accrued taxes payable. There are no significant timing issues.

NOTE 7.

EQUITY

The Company has one class of common stock (“class A”). Pursuant to it’s articles of incorporation the class A stock is no par and there is no limitation on authorized shares. The company currently has 1223 shares issued.

NOTE 8.

SUBSEQUENT EVENTS

On September 12, 2012, 90% of the outstanding stock was acquired by Green Global Investments, Inc., a Florida, USA corporation.

(b) Pro Forma Financial Information

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information in the table below summarizes the combined results of operations for the Company as if the acquisitions and disposal of CCRE did occur at the beginning of each of the reporting periods presented.  The pro forma financial information as presented below is for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each reporting period presented.

The unaudited pro forma financial information for the nine months ended September 30, 2012 combined the historical results of GGI and GGIA for the nine months ended September 30, 2012 as well as the historical results of CC and its subsidiaries, ICMS-Canada, and ICMS-US for the nine months ended September 30, 2012.  The results of CCRE and its subsidiaries’ operations are presented as discontinued operations for all periods presented; hence, not included in the pro forma financial information of the continuing business segment.  Prior period amounts have been recast for discontinued operations.

	For the nine months ended September 30,
	2012	2011
Revenue	$779,653	$775,035
Cost of Revenue	-	-
Gross Profit	779,653	775,035
Total Operating Expenses	$(1,204,087)	$(830,330)
Loss from Operations	(424,434)	(55,295)
Other Income
Interest Expense	(32,007)	(33,219)
Net Loss on Continuing Operations	$(456,441)	$(88,514)
Discontinued Operations
Loss from Operations of Discontinued Subsidiaries	(192,258)	(190,249)
Loss on Disposal of Discontinued Subsidiaries	(748,247)	-
Net Loss on Discontinuing Operations	$(940,505)	$(190,249)
Net Loss before Provision for Income Taxes	(1,396,946)	(278,763)
Provision for Income Taxes	-	-
Net Loss, Including Loss Profit Attributable to Non-controlling Interests	$(1,396,946)	$(278,763)
Net Profit, Attributable to Non-controlling Interests	59,692	88,438
Net Loss After Taxes	$(1,337,254)	$(190,325)
Net Loss Per Share - Basic and Diluted	$(0.02)	$(0.01)

Weighted Average Number of Shares Outstanding During the Period - Basic and Diluted	57,421,330	24,580,000

There is no impact to the Company's tax provision for the nine months ended September 30, 2012 and 2011.